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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the inclusion in this Amendment No. 1 to the Registration Statement of Hydril Company on Form S-1 of our report dated February 28, 2001, appearing in the Prospectus, which is part of Amendment No. 1 to the Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Houston, Texas

May 4, 2001